Prospectus
May 1, 2013

     This prospectus describes the Advantage PlusSM Variable Life Insurance policy, a flexible premium variable life insurance policy (“policy”). The policy is issued by Protective Life Insurance Company. Prior to July 1, 2012, the policy was issued by United Investors Life Insurance Company. (See “Protective Life Insurance Company” for information about the merger of United Investors Life Insurance Company with and into Protective Life Insurance Company.) We do not currently offer this policy for sale to new purchasers.

     The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy; please read it carefully before investing, and keep it for future reference. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

      You can allocate your policy’s values to:

•	United Investors Universal Life Variable Account (the “Variable Account”), which invests in the mutual fund portfolios listed below; or

•	the fixed account, which pays a guaranteed minimum fixed rate of interest.

     Please read the prospectus for the portfolios available through the Variable Account before investing and save it for future reference.

     Please note that the policies and the portfolios:

•	are not guaranteed to achieve their goals;

•	are not federally insured;

•	are not endorsed by any bank or government agency; and

•	are subject to risks, including loss of the amount invested.

________________________________

The Securities and Exchange Commission
(“SEC”) has not approved or disapproved the
policy or determined that this prospectus is
accurate or complete. Any representation to the
contrary is a criminal offense.
________________________________

ADVANTAGE PLUSSM
VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        issued by
Protective Life Insurance Company (formerly issued by United Investors Life Insurance Company) through United Investors Universal Life Variable Account

Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928

Toll Free: (800) 456-6330

     The policy offers 11 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and ten variable investment divisions which invest in the following mutual fund portfolios of Ivy Funds Variable Insurance Portfolios:

• Ivy Funds VIP Asset Strategy*
• Ivy Funds VIP Balanced
• Ivy Funds VIP Bond
• Ivy Funds VIP Core Equity
• Ivy Funds VIP Growth
• Ivy Funds VIP High Income*
• Ivy Funds VIP International Growth
• Ivy Funds VIP Money Market
• Ivy Funds VIP Science and Technology
• Ivy Funds VIP Small Cap Growth

__________
* Not available in California

VARIABLE LIFE INSURANCE POLICIES:
ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

U-1165, Ed. 5-11

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
Death Benefits	1
Cash Benefits	1
Transfers	2
Tax Benefits	2
Dollar-Cost Averaging	2
Free Look	2
Supplemental Benefits	2
Illustrations	2
Policy Risks	3
Investment Risk.	3
Risk of Termination	3
Tax Risks.	3
Surrender Risks	4
Loan Risks	4
Risk of Increase in Current Fees and Charges	4
Risk of Frequent Trading	4
Portfolio Risks	5
Fee Tables.	6
The Policy	9
The Policy in General	9
Purchasing a Policy	9
When Insurance Coverage Takes Effect	10
“Free Look” Right to Cancel the Policy	10
Policy Changes	10
Premiums	11
Planned Premiums	11
Premiums to Prevent Termination.	11
Processing Your Policy Transactions: “Good Order” Requirements	12
Death Benefit Guarantee	12
Crediting Premiums to the Policy	13
Net Premium Allocations	13
Tax-Free “Section 1035” Exchanges	13
Policy Values	13
Policy Value	13
Variable Account Value	14
Fixed Account Value	15
Death Benefits	16
Amount of Death Benefit Payable	16
Death Benefit Options.	16
Changing the Death Benefit Option	17
Changing the Face Amount.	17
Escheatment of the Death Benefit	18
Effect of Partial Surrenders on the Death Benefit	19
Surrenders and Partial Surrenders.	19
Surrenders	19
Partial Surrenders	19
Signature Guarantees	20

ii

Transfers.	20
General	20
Dollar-Cost Averaging	23
Loans	24
Payments	25
Policy Reinstatement	26
Protective Life Insurance Company and The Fixed Account.	26
Protective Life Insurance Company	26
The Fixed Account	26
The Variable Account and the Portfolios	27
The Variable Account	27
Changing the Variable Account.	27
The Portfolios	28
Certain Payments We Receive With Regard to the Portfolios	30
Addition, Deletion, or Substitution of Investments	31
Voting of Portfolio Shares.	32
Charges and Deductions.	32
Premium Expense Charge	33
Mortality and Expense Risk Charge	33
Monthly Deduction	33
Surrender Charge	33
Partial Surrender Charge	34
Cost of Insurance	34
Other Charges	35
Supplemental Benefits and Riders	35
Tax Considerations	36
Tax Status of Protective Life	36
Taxation of Insurance Policies	37
Polices That Are Not MECs	38
Policies That Are MECs	39
Constructive Receipt Issues	39
Section 1035 Exchanges	40
Actions to Ensure Compliance with the Tax Law.	40
Other Considerations	40
Life Insurance Purchases by Employers	40
Medicare Hospital Insurance Tax	41
Federal Income Tax Withholding	41
Sale of the Policies	41
State Variations.	42
Legal Proceedings	42
Financial Statements	42
Glossary	43
Statement of Additional Information Table of Contents	44

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is similar or comparable to an investment in a mutual fund.

iii

Policy Benefits/Risks Summary

     The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the investment divisions, the amount of interest we credit to the fixed account, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

     This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

     The policy is no longer being sold, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

     NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing.

Policy Benefits

Death Benefits

     We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy’s maturity date. We pay the death benefit when we receive satisfactory proof at our Administrative Office of the insured’s death.

•	Death Benefit Options A and B. You must select one of two death benefit options under the policy:
	(a)	Option A: the greater of the policy’s face amount or a multiple of its policy value; or
	(b)	Option B: the greater of (1) the policy’s face amount plus its policy value or (2) a multiple of its policy value.

     Subject to certain limits, you may change the policy’s face amount and death benefit option. Changing the policy’s face amount or death benefit option may have tax consequences.

     The policy’s death benefit guarantee feature will keep the policy in force during the death benefit guarantee period even if there is insufficient cash surrender value to pay the cost of insurance and other periodic charges. The death benefit guarantee remains effective so long as cumulative premiums paid on the policy, less any partial surrenders and outstanding loan balance, equal or exceed (i) the minimum monthly premium multiplied by (ii) the number of months the policy has been in force. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

     The death benefit guarantee period generally ends at the insured’s age 65 under death benefit option A or age 62 under death benefit option B. This period may vary in some states.

Cash Benefits

     Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

•
Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy’s cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See “Tax Considerations.”)

•
Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

•
Partial Surrender. You generally may make a partial surrender from the net cash surrender value at any time during the insured’s life, provided that the policy has sufficient net cash surrender value remaining. Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

     Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the fixed account up to 12 times in a policy year. We may severely restrict transfers in the future or even revoke the transfer privilege for certain policy owners. (See “Transfers.”)

Tax Benefits

     We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, make a partial surrender, or we pay the maturity benefit. All distributions, to the extent taxable, will be taxed as ordinary income, not as capital gains. In addition, transfers of policy value among the fixed account and the variable investment divisions are not taxable transactions.

Dollar-Cost Averaging

     Before the maturity date, you may have automatic transfers of a predetermined amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

Free Look

     For a limited time after the policy’s effective date, you may cancel the policy and receive a full refund of all premiums paid.

Supplemental Benefits

     Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. Among the benefits currently available under the policy are:

•	accelerated death benefit rider;

•	accidental death benefit rider;

•	additional insured term insurance rider;

•	children’s term insurance rider; and

•	disability waiver of monthly deductions rider.

        Other supplemental benefits may also be available, and all benefits may not be available in all states.

Illustrations

     You should receive your own personalized illustrations of hypothetical death benefits and policy values that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)	understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and
(b)	compare the policy to other life insurance policies.

     The hypothetical illustrations also show that the cash surrender value may be low if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

     If you invest your policy value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

     If you allocate net premiums to the fixed account, then we credit your policy account value (in the fixed account) with a declared rate of interest. You assume the risk that the fixed account declared rate of interest may not exceed the guaranteed minimum rate of 4.0% per year.

Risk of Termination

     The policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule, if the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the death benefit guarantee is not in effect. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

     In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, especially if the full amount of premiums is paid.

     Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract under Federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, partial surrenders, loans, pledges, and assignments under the policy will be taxable to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1 / 2 . If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

     See “Tax Considerations.” You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Surrender Risks

     If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). It is possible that you will receive no net cash surrender value if you surrender your policy especially in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

     Even if you do not surrender your policy, surrender charges may play a role in determining whether your policy will terminate without value, because surrender charges affect the net cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly terminate). See “Risk of Termination,” above.

      A surrender may have tax consequences. (See “Tax Considerations.”)

Loan Risks

     A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than (or greater than) the net interest rate credited on the amount transferred to the fixed account securing the loan.

•
Your policy value, by comparison to a policy under which no loan has been made, will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions (and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions).

•	A policy loan increases the risk that the policy will terminate, since a loan decreases the net cash surrender value and could be a factor in whether the death benefit guarantee remains in effect.

•	Loans may be treated as taxable distributions and may be subject to a 10% penalty tax. (See “Tax Considerations.”)

•	If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

     If you surrender the policy or your policy terminates because the loan balance exceeds the cash surrender value on any monthly anniversary (and the death benefit guarantee is not in effect), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Risk of Increase in Current Fees and Charges

     Certain fees and charges currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force.

Risk of Frequent Trading

     The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed or appropriate for market timers or other persons that use programmed, large, or frequent transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions (“Harmful Trading”) or between the variable investment divisions and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the investment division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

Portfolio Risks

     A comprehensive discussion of the risks of each portfolio may be found in the Ivy Funds Variable Insurance Portfolios prospectus. Please refer to this prospectus for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables*

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the policy, or make partial surrenders from the policy. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees

	When Charge is	Amount Deducted—Maximum
Charge	Deducted	Guaranteed Charge
Premium Expense	Upon receipt of each	3.5% of each premium payment for state, local
Charge:	premium payment	and federal tax charges
Surrender Charge:
Minimum and	Upon full surrender, lapse or	$6.00 to $26.00 per $1,000 of face amount,
Maximum Charge	decrease in face amount	which varies with the insured’s age on the
	before the end of the 16th	policy’s effective date (or at the time of increase
	policy year (or before the	in the policy’s face amount)(1)
end of the 16th policy year
following an increase in the
policy’s face amount)

Representative Insured:	Upon full surrender, lapse or	$7.00 per $1,000 of face amount(2)
Age 34 in the first	decrease in face amount
policy year	before the end of the 16th
policy year (or before the
end of the 16th policy year
following an increase in the
policy’s face amount)
Partial Surrender	Upon partial surrender of	The lesser of $25 or 2% of the partial surrender
Charge:	the policy	amount, plus a portion of the surrender charge
equal to (i) the percentage of the net cash
surrender value requested, multiplied by (ii) the
surrender charge then in effect
Accelerated Death	At the time the accelerated	$250 plus expected future interest on
Benefit Rider:	death benefit is paid	accelerated benefit amount at a rate of 6%(3)
______________
*
Certain of the fees and charges in these tables have been rounded in accordance with regulations of the Securities and Exchange Commission. Accordingly, actual charges may be somewhat higher (or lower) than the figures in these tables.

(1)
The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase). (See “Charges and Deductions.”)

(2)
The surrender charge varies based on the insured’s age. The charge generally decreases as the insured ages. The surrender charge shown in the table may not be typical of the charge you will pay. Your policy’s data page will indicate the surrender charge applicable to your policy.

(3)	The current charge deducted is $100 plus expected future interest on accelerated benefit amount at a rate of 6.0%.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Amount Deducted—
	When Charge is	Maximum Guaranteed	Amount Deducted—
Charge	Deducted	Charge	Current Charge
Cost of Insurance:(4)
Minimum and	On policy’s effective	$0.06-$1,000.00 per	$0.06-$23.81 per $1,000
Maximum(5) Charge	date and on each	$1,000 of net amount at	of net amount at risk per
	monthly anniversary	risk(6) per month	month

Representative Insured:	On policy’s effective	$0.10 per $1,000 of net	$0.08 per $1,000 of net
Issue Age 28, Female	date and on each	amount at risk per month	amount at risk per month
Preferred Non-Tobacco	monthly anniversary
Administrative Charge:	On policy’s effective	$7.50 per month for life	$5.00 per month for the
	date and on each	of the policy	life of the policy
monthly anniversary
Guaranteed Death	On policy’s effective date	$0.01 per $1,000 of face	$0.01 per $1,000 of face
Benefit Charge:	and on each monthly	amount per month	amount per month
anniversary while the
death benefit guarantee
remains in effect
Mortality and Expense	Daily	Annual rate of 0.90% for	Annual rate of:
Risk Charge:		all policy years of the	• 0.90% during first 10
		average daily net assets	policy years
		of each variable	• 0.70% during policy
		investment division in	years 11 and later
		which you are invested	of the average daily net
assets of each variable
investment division in
which you are invested
Policy Loan Interest	Daily on any outstanding	2.0% annually(7)	2.0% annually(7)
Charge:	loan	Certain loans may have	Certain loans may have
		a 0% charge	a 0% charge
_____________
(4)
Cost of insurance charges vary based on the insured’s age, sex, risk class, policy year, and face amount, or other factors. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay.

Your policy’s data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our Administrative Office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured’s age and risk class, the death benefit option, face amount, planned premiums, and riders requested.

(5)	Some current cost of insurance rates are lower for face amounts greater than $500,000.
(6)	The net amount at risk is equal to the amount by which the death benefit divided by 1.00327374 exceeds the policy value.
(7)
Interest is charged daily on any outstanding loan at an effective annual rate of 6.0%. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

Periodic Charges Other Than Portfolio Operating Expenses
Amount Deducted—
		Maximum Guaranteed	Amount Deducted—
Charge	When Charge is Deducted	Charge	Current Charge
Optional Rider Charges:

• Accidental Death	On rider’s effective date	$0.10 per $1,000 of rider	$0.10 per $1,000 of rider
Benefit Rider	and on each monthly	coverage amount per	coverage amount per
	anniversary	month	month

• Additional Insured
Term Insurance
Rider(8)

Minimum and	On rider’s effective date	$0.06-$1,000.00 per	$0.06-$36.26 per $1,000
Maximum Charge	and on each monthly	$1,000 of rider coverage	of rider coverage amount
	anniversary	amount per month	per month

Representative	On rider’s effective date	$0.29 per $1,000 of rider	$0.22 per $1,000 of rider
Insured:	and on each monthly	coverage amount per	coverage amount per
Attained Age 45,	anniversary	month	month
Male Standard Non-
Tobacco
• Children’s Term	On rider’s effective date	$1.00 per $1,000 of rider	$1.00 per $1,000 of rider
Insurance Rider	and on each monthly	coverage amount per	coverage amount per
	anniversary	month	month

• Disability Waiver of
Monthly Deduction
Rider(8)

Minimum and	On rider’s effective date	$0.01-$0.28 per $1.00 of	$0.01-$0.28 per $1.00 of
Maximum Charge	and on each monthly	monthly deductions for	monthly deductions for
	anniversary	other benefits	other benefits

Representative	On rider’s effective date	$0.02 per $1.00 of	$0.02 per $1.00 of
Insured:	and on each monthly	monthly deductions for	monthly deductions for
Attained Age 42	anniversary	other benefits	other benefits
_______
(8)
Charges for the riders may vary based on the insured’s issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the rider charges applicable to your policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

     The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2012. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that
are deducted from portfolio assets, including management fees,	0.47%	—	1.18%
distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)

The Policy

The Policy in General

     The Advantage Plus Variable Life Insurance policy is an individual flexible premium variable life insurance policy issued by Protective Life Insurance Company. Among other things, the policy:

     (a) provides insurance protection on the life of the insured until the policy’s maturity date.

     (b) allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit  payable under the policy.

     (c) provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the  underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor  investment performance.

    (d) permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely.  Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy.  Loans, partial surrenders, and full surrenders may be taxable and before age 59 1/2 , subject to a 10% tax penalty. (See “Tax Considerations.”)

     In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges), plus earnings, if any, to remain in the policy where they can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

     You may divide your Advantage Plus policy value among the fixed account and ten variable investment divisions which invest in portfolios of Ivy Funds Variable Insurance Portfolios. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the ten variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Ivy Funds Variable Insurance Portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable investment divisions if performance is negative or just not sufficiently positive to cover the charges under the policy.

Purchasing a Policy

     You will note that some of the following procedures speak to marketing of the policy. As previously discussed, the policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your rights under your policy.

     To purchase a policy, you must complete an application, submit it in good order to our Administrative Office, and pay an initial premium which varies by the age, sex and risk class of the insured. (See “Premiums” below.) The initial premium must be paid prior to the policy’s effective date. (We will only accept a premium that complies with our underwriting rules and is in good order.) Coverage becomes effective as of the policy’s effective date. If the proposed insured dies before the policy’s effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a temporary insurance agreement is in effect).

     There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to our Administrative Office promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable investment divisions and the fixed account.

     Generally, we will issue a policy covering an insured up to attained age 75 (on the policy’s effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right to reject an application for any reason permitted by law.

     You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See the section entitled “Payments”.

     Replacement of Existing Insurance. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

When Insurance Coverage Takes Effect

     We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy’s effective date.

“Free Look” Right to Cancel the Policy

     During the “free look” period, you may cancel your policy and receive a refund of all premiums paid. The “free look” period expires the later of:

(a)	20 days after you receive your policy; or
(b)	45 days after you sign the application for the policy.
     Some states may require a longer period or a different refund amount. In order to cancel the policy, we generally require that you return it by mail or other delivery before the end of the “free look” period to our Administrative Office or to the agent who sold it to you.

Policy Changes

We may make changes in the policy at any time if we believe the changes are necessary:

(a)	to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

(b)	to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they or we are subject; or
(c)	to reflect a change in the operation of the Variable Account, if allowed by the policy.
Only an officer of Protective Life has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid and in some states are subject to your signed acceptance.

Premiums

The premium amounts sufficient to fund a policy depend on a number of factors, such as:

(a)	the age, sex and risk class of the proposed insured;
(b)	the face amount of the policy;
(c)	any supplemental benefits under the policy; and
(d)	the investment performance of the portfolios you choose.

The initial premium must be at least equal to the minimum monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25, or the minimum monthly premium, if less. We will give you 90 days’ advance written notice if we change this minimum.

     Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See “Tax Considerations.”)

Planned Premiums

     When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly by automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the $25 minimum), or skip a planned premium entirely. However, paying the planned premiums might not be enough to keep the policy from lapsing. (See “Premiums to Prevent Termination” below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our Administrative Office. Such changes will be effective upon our receipt of the instructions. If you increase the policy’s face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See “Changing the Face Amount.”)

Premiums to Prevent Termination

     If you do not pay sufficient premiums to keep the death benefit guarantee in effect or if the investment performance of the policy’s variable investment divisions and the fixed account is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the death benefit guarantee is in effect.

       If the death benefit guarantee is not in effect on a monthly anniversary and either

(a)	the net cash surrender value is less than the monthly deduction, or
(b)	the loan balance exceeds the cash surrender value,

then the policy will terminate without value unless additional premiums are paid. (See “Monthly Deduction” and “Death Benefit Guarantee.”) This can occur even if you have paid all planned premiums in full and on time.

     You will have a 61-day grace period to pay an additional premium sufficient to keep your policy in force. At least 30 days before the policy ends without value (or longer where state law requires) we will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). Your policy will remain in effect during the grace period. (See “Amount of Death Benefit Payable” and “Effect of Policy Loan.”) The grace period premium required to be paid will be sufficient to keep the policy in force for three months regardless of investment performance. The payment (called the “grace period premium”) required will not exceed:

(a)	the amount by which the loan balance exceeds the cash surrender value; plus
(b)	any accrued and unpaid monthly deductions as of the date of the notice; plus
(c)	an amount sufficient to cover the next two monthly deductions.

     If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See “Policy Reinstatement” for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured’s death and for any loan balance.

Processing Your Policy Transactions: “Good Order” Requirements

     We cannot process your requests for transactions relating to the policy until we have received the requests in good order at our Administrative Office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the variable investment divisions affected by the requested transaction, the signatures of all policy owners, exactly as registered on the policy, social security number or taxpayer I.D., and any other information or supporting documentation that we may require. With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Death Benefit Guarantee

     During the death benefit guarantee period, the death benefit is guaranteed to remain in effect so long as cumulative premiums paid, less any partial surrenders and any loan balance, are at least equal to (i) the minimum monthly premium, multiplied by (ii) the number of months the policy has been in force. If this requirement is met, the policy will remain in force, regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the minimum monthly premium has changed since the policy’s effective date, the total premium amount required will be based on each minimum monthly premium amount and the number of months for which each applied. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums. Your minimum monthly premium is specified on your policy data page.

     For death benefit option A, the death benefit guarantee period lasts five years or until the insured’s attained age 65, whichever is later. For death benefit option B, the period is the later of three years or until the insured’s attained age 62. However, for policies sold in Massachusetts the death benefit guarantee period is five years for both option A and option B.

Crediting Premiums to the Policy

     Between the date your initial premium is received at our Administrative Office and the policy’s effective date, we will credit interest on the initial net premium as if it had been invested in the variable investment division investing in the money market portfolio. On the policy’s effective date, the initial net premium, plus any accrued interest on that amount, will be credited to the policy and allocated among the variable investment divisions and the fixed account according to the premium allocations that you elect. Any additional net premium received will be credited to the policy on the date we receive it at our Administrative Office, or the next business day thereafter.

Net Premium Allocations

     When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable investment division and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our Administrative Office. The change will apply to all premiums received after we receive your instructions in good order, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

     All instructions for allocations must be received in good order. Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount.

Tax-Free “Section 1035” Exchanges

     You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction. (See “Tax Considerations.”)

Policy Values

Policy Value

     The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy’s effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

(a)	the performance of the variable investment divisions to which amounts have been allocated;
(b)	interest credited on amounts allocated to the fixed account and loan balance;
(c)	charges;
(d)	transfers;
(e)	partial surrenders; and
(f)	policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

       The cash surrender value is the policy value reduced by any surrender charge.

     The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

     The variable account value is the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. On the policy’s effective date, the value of each variable investment division is equal to:

(a)	the initial net premium allocated to that variable investment division; plus
(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus
(c)	the portion of the first month’s monthly deduction allocated to that variable investment division.

On any business day thereafter, the value of each variable investment division is equal to:

(a)
the value of the variable investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the preceding business day, multiplied by the appropriate net investment factor (described in the Statement of Additional Information) for the current business day; plus

(b)	the sum of all net premiums allocated to the variable investment division since the previous business day; plus
(c)	the sum of all loan repayments allocated to the variable investment division since the previous business day; plus
(d)	the amount of any transfers from other variable investment divisions or the fixed account to the variable investment division since the previous business day; minus
(e)
the amount of any transfers to other variable investment divisions or to the fixed account, including amounts transferred to secure a policy loan, from the variable investment division since the previous business day; minus

(f)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the variable investment division since the previous business day; minus
(g)	the portion of the monthly deduction allocated to the variable investment division since the previous business day.

     Unit Values. When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division’s unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)	the allocated portion of the monthly deduction is taken from the variable investment division;
(b)	a policy loan is taken from the variable investment division;

(c)	an amount is transferred from the variable investment division; or
(d)	a partial surrender is taken from the variable investment division.

The number of the variable investment division’s units may also decrease if the policy’s face amount is decreased because a portion of the surrender charge might be deducted. Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transactions in good order.

     A variable investment division’s unit value is an index we use to measure investment performance. Each variable investment division’s unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Fixed Account Value

  On the policy’s effective date, the fixed account value is equal to:

(a)	the initial net premium allocated to the fixed account; plus
(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus
(c)	the portion of the first month’s monthly deduction allocated to the fixed account.

On any monthly anniversary thereafter, the fixed account value is equal to:

(a)	the fixed account value on the preceding monthly anniversary; plus
(b)	the sum of all net premiums allocated to the fixed account since the previous monthly anniversary; plus
(c)	the sum of all policy loan repayments allocated to the fixed account since the previous monthly anniversary; plus
(d)	total interest credited to the fixed account since the previous monthly anniversary; plus
(e)	the amount of any transfers from the variable investment divisions to the fixed account, including amounts transferred to secure policy loans, since the previous monthly anniversary; minus
(f)	the amount of any transfers from the fixed account to the variable investment divisions since the previous monthly anniversary; minus
(g)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the fixed account since the previous monthly anniversary; minus
(h)	the portion of the monthly deduction allocated to the fixed account since the previous monthly anniversary.

Death Benefits

     If the insured dies while the policy is in force and prior to the policy’s maturity date, we will pay the death benefit when we receive (i) satisfactory proof at our Administrative Office of the insured’s death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the payment options we make available), and (iii) any other documents, forms and information we need. (See “Payments.”) Such satisfactory proof of death must be received in good order at our Administrative Office to avoid a delay in processing the death benefit claim. The death benefit will be paid to the beneficiary (or beneficiaries). (See “Beneficiary.”) When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

Amount of Death Benefit Payable

   The amount of death benefit payable is:

(a)	the amount of insurance determined under the death benefit option in effect on the date of the insured’s death; plus
(b)	any supplemental benefits provided by riders; minus
(c)	any loan balance on that date; minus
(d)	any past due monthly deductions (if death occurred during a grace period).

     Under certain circumstances, the amount of the death benefit may be further adjusted. (See “Incontestability” and “Misstatement of Age or Sex” in the Statement of Additional Information.)

      Please note that the payment of the death benefit is subject to our financial strength and claims-paying ability.

Death Benefit Options

The amount of the death benefit depends in part on the death benefit option in effect on the date of death.

Death Benefit Option A. The death benefit (amount of insurance) under option A is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs; or
(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.
   Under option A, the death benefit ordinarily will not change.

   Death Benefit Option B. The death benefit under option B is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or
(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.
     Under option B, the death benefit will vary directly with your policy value. (To see how and when investment performance of the policy may begin to affect the death benefit, please see your personal illustrations.)

     Death Benefit Factors. The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured’s attained age 40 and declines thereafter as the insured’s age increases, as specified in the following table.

Attained		Attained		Attained		Attained
Age	Factor	Age	Factor	Age	Factor	Age		Factor
41	2.43	51	1.78	61	1.28	71		1.13
42	2.36	52	1.71	62	1.26	72		1.11
43	2.29	53	1.64	63	1.24	73		1.09
44	2.22	54	1.57	64	1.22	74		1.07
45	2.15	55	1.50	65	1.20	75-90		1.05
46	2.09	56	1.46	66	1.19	91		1.04
47	2.03	57	1.42	67	1.18	92		1.03
48	1.97	58	1.38	68	1.17	93		1.02
49	1.91	59	1.34	69	1.16	94		1.01
50	1.85	60	1.30	70	1.15	95	+	1.00

     The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Changing the Death Benefit Option

     You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

(a)	each change must be submitted by written request received in good order by our Administrative Office;
(b)	once you change the death benefit option, you cannot change it again for one year;
(c)
if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy’s face amount will be decreased by an amount equal to the policy value on the date of the change;

(d)
if you change the death benefit option from B to A, the total death benefit will remain the same, and the face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the face amount increase.

     The effective date of the change will be the monthly anniversary on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. Changing the death benefit option may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations.”)

Changing the Face Amount

     You select the policy’s face amount when you apply for the policy. After the policy has been in force at least one year, you may change the face amount on any monthly anniversary subject to the following requirements. The minimum face amount after the first policy year is $50,000. Once you change the face amount, you cannot change it again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations” below.)

    Increasing the Face Amount. To increase the policy’s face amount, you must:

(a)	submit an application for the increase in good order to our Administrative Office;
(b)	submit proof satisfactory to us that the insured is an insurable risk; and
(c)	pay any additional premium that is required.

     The face amount cannot be increased after the insured’s attained age 75. Each face amount increase must be at least $25,000. A face amount increase will take effect on the monthly anniversary on or following the day we approve the application for the increase.

     The risk class that applies for any face amount increase may be different from the risk class that applies for the policy’s initial face amount or any other face amount increase. Upon an increase in face amount, the minimum monthly premium will be increased, and additional surrender charges, equal to the face amount increase (in $1,000s) multiplied by the surrender charge factors listed below under “Surrender Charge,” will apply for 16 years following the increase. If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

     Decreasing the Face Amount. You may decrease the policy’s face amount by submitting a written request in good order to our Administrative Office. The face amount may not be decreased below the policy’s minimum face amount. The minimum monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

(a)	the monthly anniversary on or following the day we receive the request; or
(b)	the monthly anniversary one year after the date of the last change in face amount.

A face amount decrease will be used to reduce any previous face amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all face amount increases have been reduced, it will be used to reduce the policy’s initial face amount.

     We will deduct a charge from the policy value each time the policy’s face amount is decreased. The amount of this charge is the lesser of:

(a)	the reduction percentage multiplied by the surrender charge for each face amount portion reduced; or
(b)	the policy value when the decrease is made.

     The reduction percentage for each face amount portion reduced is the amount of the face amount decrease divided by the face amount in effect before the decrease. The charge will be deducted for each face amount portion reduced.

     For example, if you own a policy with a $100,000 face amount and a $1,000 surrender charge, and reduce the face amount in the 5th policy year to $75,000, the reduction percentage will be 25%. We will deduct $250 (or your policy value if less) from the policy value at the time of the decrease.

     After the face amount is decreased, future surrender charges for each face amount portion for which a charge is deducted will be reduced by the surrender charges shown for that face amount portion, multiplied by the reduction percentage.

Escheatment of Death Benefit

     Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, Protective Life is still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

Effect of Partial Surrenders on the Death Benefit

A partial surrender will affect your policy’s death benefit in the following respects:

(a)
If death benefit option A is in effect, the policy’s face amount will be reduced by the partial surrender amount. If the face amount reflects increases in the policy’s initial face amount, any partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy’s initial face amount.

(b)	If death benefit option B is in effect, the total death benefit is also reduced by the partial surrender amount, but the policy’s face amount is not affected.

Beneficiary

     You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a written request in good order at our Administrative Office. Upon our acceptance of the request, the change will take effect as of the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured’s death, we will pay the death benefit proceeds to you, if living, or to your estate.

Maturity

     The maturity date of the policy is the policy anniversary on which the insured attains age 100. If the insured survives to attained age 100 and the maturity date is not extended to keep the policy in force, then the proceeds payable by this policy are the policy value less any loan balance.

     If the insured survives to attained age 100 and you ask us to continue this policy, then we will extend the maturity date if in doing so this policy still qualifies as life insurance according to the Internal Revenue Service and your state. In order to continue this policy beyond age 100, we may require that the death benefit not exceed the policy value. The tax consequences of continuing the policy are unclear. See “Tax Considerations” below.

Surrenders and Partial Surrenders

Surrenders

     You may surrender your policy at any time for its net cash surrender value as calculated at the end of the business day (usually 4:00 p.m. Eastern Time) when we receive your request in good order, at our Administrative Office. (See “Payments.”) The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See “Surrender Charge.”) Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. We generally will pay the net cash surrender value to you in a lump sum within 7 days after we receive your request in good order at our Administrative Office unless you request other arrangements. We may postpone payment of surrenders under certain conditions. All surrender requests must be submitted in good order to avoid a delay in processing your request. Surrendering the policy may have tax consequences. (See “Tax Considerations.”) Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order.

Partial Surrenders

     You may make partial surrenders under your policy at any time during the insured’s life and before the policy has terminated. (See “Payments.”) Requests for partial surrenders must be made in writing and received at our Administrative Office in good order. The minimum partial surrender amount is $100. The net cash surrender value remaining after a partial surrender must be at least $300. A partial surrender charge will be deducted from your policy value along with the partial surrender amount requested.

The partial surrender charge is:

(a)	the lesser of $25 or 2% of the partial surrender amount; plus
(b)	a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect.

     When you request a partial surrender, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the partial surrender amount and partial surrender charge will be deducted from your policy value in the variable investment divisions and the fixed account on a pro rata basis. All partial surrender requests must be submitted in good order to avoid a delay in processing your request. Partial surrenders may reduce or eliminate the benefits and guarantees available under the policy. If death benefit option A is in effect, a partial surrender may reduce the face amount of your policy. (See “Effect of Partial Surrenders on the Death Benefit.”) Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Signature Guarantees

      Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

     Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

     An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

     A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

Transfers

General

     At any time after the end of the “free look” period, you may transfer all or part of your variable account value to one or more of the other variable investment divisions or to the fixed account up to 12 times in a policy year. There is no charge for making transfers. You may transfer all or part of your fixed account value to one or more variable investment divisions only once each policy year, and the maximum amount you can transfer out of the fixed account is the greater of:

(a)	25% of the prior policy anniversary’s unloaned fixed account value; or
(b)	the amount of the prior policy year’s transfer.

If a transfer is made from the fixed account to a variable investment division, no transfer from that variable investment division to the fixed account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable investment division or the fixed account is $100, or, if less, the policy value in the variable investment division or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

     Transfer requests may be made by satisfactory written, facsimile (FAX) or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request in good order at our Administrative Office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Payments.”) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

     Telephone Transactions. If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

     Facsimile (FAX) Transactions. You may submit written requests to us by FAX for financial service transactions, such as transfers, partial surrenders or other policy changes. FAX requests received at the following number prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:
Variable Products Division
FAX Number: 205-268-6479

     There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

     Limitations on Frequent Transfers, Including “Market Timing” Transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of the portfolio securities held by an underlying mutual fund (“Fund”) and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next business day or thereafter.

     When you request a transfer among the variable investment divisions, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other policy owners, beneficiaries, or owners of other variable policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•	Increased brokerage, trading and transaction costs;

•	Disruption of planned investment strategies;

•	Forced and unplanned liquidation and portfolio turnover;

•	Lost opportunity costs; and

•	Large asset swings that decrease the Fund’s ability to provide maximum investment return to all policy owners.

     In order to try to protect our policy owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other policy owners, beneficiaries, and owners of other variable policies we issue that invest in the Variable Account.

     We monitor transfer activity in the policies to identify frequent transfer activity in any policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same variable investment divisions within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging program when monitoring for frequent transfer activity.

     When we identify transfer activity exceeding our established parameters in a policy or group of policies that appear to be under common control, we suspend non-written methods of requesting transfers for that policy or group of policies. All transfer requests for the affected policy or group of policies must be made by written notice to our Administrative Office. We notify the affected Owner(s) in writing of these restrictions.

     In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the market timing policies established by the Fund.

     Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the

Fund’s refusal or restriction on purchases or redemptions. We will notify the policy owners(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that policy owners’s transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

     We apply our Market Timing Procedures consistently to all policy owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

     Policy owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar-Cost Averaging

     The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to the other variable investment divisions on a monthly basis prior to the policy’s maturity date. The amount automatically transferred may be a specified dollar amount of at least $100 from the money market investment division to one or more of the other variable investment divisions. If the transfer is to be made to more than one variable investment division, then a minimum of $25 must be transferred to each variable investment division selected. Dollar-cost averaging transfers may occur on the same day of every month. If that day is not a business day, then the transfer will be made on the next business day. Transfers will be made at the unit values determined as of the close of business on the date of the transfer (usually 4:00 p.m. Eastern Time).

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

     You may elect to participate in the dollar-cost averaging program at any time by sending a written request in good order to our Administrative Office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone to our Administrative Office. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable investment divisions you desire.

Loans

     You may borrow up to 90% of your cash surrender value at any time by submitting a written request in good order to our Administrative Office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charges. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $200. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See “Premiums to Prevent Termination.”) Policy loans may have income tax consequences. (See “Tax Considerations.”)

     When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from the variable account value to the fixed account. The amount to be transferred will be deducted from each variable investment division in the same proportion that the value of each variable investment division bears to your variable account value unless you specify one or more variable investment divisions from which the loan is to be made.

     Interest. We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

     We may also credit additional interest (currently up to an effective annual rate of 2%) on the preferred loan amount. Your loan will be divided into two parts: the preferred loan amount and the non-preferred loan amount. The preferred loan amount is equal to the amount of the loan balance that does not exceed the policy value minus the total premiums paid (excluding any premiums paid during a grace period). The non-preferred loan amount is equal to any portion of the loan balance that exceeds the preferred loan amount.

     Loan Repayment. You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $200 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable investment division will be transferred from the fixed account to increase the value in that variable investment division. The repayment will be allocated among the variable investment divisions and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

     Effect of Policy Loan. A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions.

     Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

     Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly anniversary and the death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

     Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the “Tax Considerations” section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Payments

     Written requests for payment must be sent in good order to our Administrative Office or given to an authorized Protective Life agent for forwarding to this office. We will ordinarily pay any death benefit, loan amount, net cash surrender value or partial surrender amounts within seven days after we receive in good order at our Administrative Office all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured’s death, the amount of any payment will be determined as of the business day our Administrative Office receives all required documents and information in good order.

      Telephone or FAX requests may be allowed by us in certain circumstances.

     We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

(a)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because
	(i)	the New York Stock Exchange is closed for other than a regular holiday or weekend,
	(ii)	trading is restricted by the SEC, or
	(iii)	the SEC declares that an emergency exists; or
(b)	the SEC by order permits postponement of payment to protect our policy owners: or
(c)	your premium check has not cleared your bank.

If, pursuant to SEC rules, the Ivy Funds VIP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of the fund portfolio, then we may delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the corresponding investment division until the fund portfolio is liquidated.

     We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 4%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a Protective Life policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

     The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized Protective Life agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

     Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for partial surrenders, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Policy Reinstatement

     The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

(a)	submit an application for reinstatement in good order to our Administrative Office;
(b)	provide evidence of insurability satisfactory to us;
(c)	pay or agree to reinstatement of any loan balance; and
(d)	pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly anniversary on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

Protective Life Insurance Company and The Fixed Account

Protective Life Insurance Company

     The policy is issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2012, Protective Life had total assets of approximately $57.2 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $57.4 billion at December 31, 2012.

     Prior to July 1, 2012, the policy was issued by United Investors Life Insurance Company (“United Investors”), at that time a wholly owned subsidiary of Protective Life. United Investors was incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. On December 31, 2010, Protective Life acquired the stock of United Investors, and effective following the close of business on July 1, 2012, United Investors merged with and into Protective Life. Protective Life was the surviving company, and assumed responsibility for United Investor’s obligations under the policy.

     Please note: The merger does not affect your policy benefits or any other terms or conditions under the policy; there are no tax consequences for you as a result of the merger; and you are not charged any additional fees or expenses as a result of the merger.

The Fixed Account

     The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

     The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate for each premium payment will be guaranteed for at least a one-year period. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The fixed account may not be available in all states.

     Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

     As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See “Transfers.”)

The Variable Account and the Portfolios

The Variable Account

     The variable investment divisions are “sub-accounts” or divisions of the United Investors Universal Life Variable Account (the “Variable Account”). The Variable Account was established as a segregated asset account on April 18, 1997. In connection with the merger of United Investors Life Insurance Company with and into Protective Life, the Variable Account was transferred to Protective Life on July 1, 2012.

     The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into ten investment divisions. Each division invests exclusively in shares of a single portfolio of Ivy Funds Variable Insurance Portfolios. Income, gains and losses (whether or not realized) arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

     The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

     We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

     We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)	add investment divisions to, or remove investment divisions from, the Variable Account;
(b)	combine the Variable Account with other separate accounts;
(c)	replace the shares of a portfolio by substituting shares of a portfolio of another investment company
(1) if shares of the portfolio are no longer available for investment, or
(2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;
(d)	end the registration of the Variable Account under the 1940 Act;

(e)
disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)
operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

     The Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios, a mutual fund with the following investment portfolios available to the Variable Account:

1.	Ivy Funds VIP Asset Strategy*;
2.	Ivy Funds VIP Balanced;
3.	Ivy Funds VIP Bond;
4.	Ivy Funds VIP Core Equity;
5.	Ivy Funds VIP Growth;
6.	Ivy Funds VIP High Income*;
7.	Ivy Funds VIP International Growth
8.	Ivy Funds VIP Money Market;
9.	Ivy Funds VIP Science and Technology; and
10.	Ivy Funds VIP Small Cap Growth.

*	For policies issued in California, the investment divisions which invest in the Ivy Funds VIP Asset Strategy and the Ivy Funds VIP High Income are not available.
     The assets of each portfolio of Ivy Funds Variable Insurance Portfolios are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

     We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

     The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the Ivy Funds Variable Insurance Portfolios prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies
Ivy Funds VIP	Ivy Funds VIP Asset Strategy seeks to provide total return. It seeks to achieve its objective
Asset Strategy	by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments withexposure to various foreign currencies.
Ivy Funds VIP	Ivy Funds VIP Balanced seeks to provide total return through a combination of capital
Balanced	appreciation and current income. It seeks to achieve its objective by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.
Ivy Funds VIP	Ivy Funds VIP Bond seeks to provide current income consistent with preservation of capital.
Bond	It seeks to achieve its objective by investing primarily in investment grade debt securities.
The Portfolio considers debt securities to be investment grade if they are rated to BBB-or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO)
or, if unrated, determined by Waddell & Reed Investment Management Company
(WRIMCO), the Portfolio’s investment manager, to be of comparable quality. During normal circumstances, the Portfolio invests at least 80% of its net assets in bonds, including corporate bonds, mortgage-backed securities, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and other asset-backed securities.
Ivy Funds VIP	Ivy Fund VIP Core Equity seeks to provide capital growth and appreciation. It seeks to
Core Equity	achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies that Waddell
& Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager believes have dominant market positions in their industries.
Ivy Funds VIP	Ivy Funds VIP Growth seeks to provide growth of capital. It seeks to achieve its objective by
Growth	investing primarily in a diversified portfolio of common stocks issued by large capitalization companies that Waddell & Reed Investment Management Company (WRIMCO), the
Portfolio’s investment manager, believes are high-quality, growth-oriented companies with appreciation possibilities.
Ivy Funds VIP	Ivy Funds VIP High Income seeks to provide total return through a combination of high
High Income	current income and capital appreciation. It seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (bank loans), of U.S. and foreign issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s
investment manager, consistent with the Portfolio’s objective.
Ivy Funds VIP	Ivy Funds VIP International Growth seeks to provide growth of capital. It seeks to achieve
International	its objective by investing primarily in common stocks of foreign companies that Waddell &
Growth	Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are competitively well-positioned, gaining market share, have the potential for long-
term growth and operate in regions or countries that WRIMCO believes possess attractive growth characteristics.

Portfolio	Investment Objective(s) and Certain Policies
Ivy Funds VIP	Ivy Funds VIP Money Market seeks to provide current income consistent with maintaining
Money	liquidity and preservation of capital. It seeks to achieve its objective by investing in U.S.
Market*	dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell &
Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, to be of comparable quality.
Ivy Funds VIP	Ivy Funds VIP Science and Technology seeks to provide growth of capital. It seeks to
Science and	achieve its objective by investing primarily in the equity securities of science and technology
Technology	companies around the globe. Under normal circumstances, the Portfolio invests at least
80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Waddell & Reed Investment Management
Company (WRIMCO), the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage.
Ivy Funds VIP	Ivy Funds VIP Small Cap Growth seeks to provide growth of capital. It seeks to achieve its
Small Cap	objective by investing, under normal circumstances, at least 80% of its net assets in
Growth	common stocks of small cap companies.

*
During period of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges. There is no assurance that the Ivy Funds VIP Money Market portfolio will maintain a stable net asset value per share.

     In addition to the Variable Account, Ivy Funds Variable Insurance Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Ivy Funds Variable Insurance Portfolios prospectus.

     These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Certain Payments We Receive With Regard to the Portfolios

We receive 12b-1 fees from the Ivy Funds Variable Insurance Portfolios’ distributor that are based on a percentage of the average daily net assets of the Ivy Funds Variable Insurance Portfolios attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). Rule 12b-1 fees are paid out of portfolio assets as part of the Ivy Funds Variable Insurance Portfolios’ total annual fund operating expenses. Payments made out of portfolio assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. We anticipate receiving a maximum 12b-1 fee of 0.25% on an annual basis.

Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Portfolios. We (and our affiliates) may profit from these payments. The amount of the payments may be significant.

A Fund’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the policy (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies.”

Addition, Deletion, or Substitution of Investments

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of Ivy Funds Variable Insurance Portfolios that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of Ivy Funds Variable Insurance Portfolios and to substitute shares of another portfolio of Ivy Funds Variable Insurance Portfolios or any other investment vehicle or of another open-end, registered investment company if:

(a)	laws or regulations are changed;
(b)	the shares of Ivy Funds Variable Insurance Portfolios or one of its portfolios are no longer available for investment; or
(c)	in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

     We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of Ivy Funds Variable Insurance Portfolios, or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)	operated as a management company under the Investment Company Act of 1940;
(b)	deregistered under that Act in the event such registration is no longer required; or
(c)	combined with other Protective Life separate accounts.

Voting of Portfolio Shares

     We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. Please note that the effect of proportional voting is that a small number of policy owners may control the outcome of a vote. Ivy Funds Variable Insurance Portfolios does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners’ voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment advisor of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

     We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

(a)	the death benefits, cash and loan benefits provided by the policy;
(b)	funding choices, including net premium allocations and dollar-cost averaging programs;
(c)	administration of various elective options under the policy; and
(d)	the distribution of various reports to policy owners.

Costs and expenses we incur include:

(a)	those associated with underwriting applications and changes in face amount and riders;
(b)	various overhead and other expenses associated with providing the services and benefits provided by the policy;
(c)	sales and marketing expenses;
(d)	Federal, state and local premium and other taxes and fees; and
(e)	other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

(a)	insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and
(b)	the costs of providing the services and benefits under the policy will exceed the charges deducted.

Premium Expense Charge

     We deduct a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is a combined deduction of 2.5% of premiums for state and local premium taxes and 1% of premiums for the Federal income tax treatment of deferred acquisition costs.

     While the premium tax of 2.5% is deducted from each premium, some jurisdictions may not impose premium taxes. Premium taxes may vary from state to state, ranging from zero to 5%, and the 2.5% rate approximates the average expense we incur for these premium taxes.

Mortality and Expense Risk Charge

     We deduct a daily charge from the average daily net assets in the variable investment divisions for certain mortality and expense risks we bear. This charge is currently at an effective annual rate of 0.90% of Variable Account assets during the first ten policy years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

     We deduct a monthly deduction from your policy value on the policy’s effective date and on each monthly anniversary. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(a)	the cost of insurance charge discussed below;
(b)	a monthly administrative charge (currently this is $5.00 per month; it may increase to a maximum charge of $7.50 per month);
(c)	the guaranteed death benefit charge ($0.01 per $1,000 of the policy’s face amount) as long as the death benefit guarantee remains in effect; and
(d)	charges for any supplemental benefits added by riders to the policy. (See “Supplemental Benefits and Riders.”)

Surrender Charge

     Surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

     If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases.

     The surrender charge varies based on the insured’s age on the policy’s effective date or at the time of an increase in face amount, and is calculated as an amount per $1,000 of face amount. The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase), as specified in the following table:

Surrender Charge Per $1,000 of Face Amount

Issue	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
Age	1-6	7	8	9	10	11	12	13	14	15	16	17+
0-25	$6.00	$5.45	$4.91	$4.35	$3.82	$3.27	$2.73	$2.18	$1.64	$1.09	$0.55	$0.00
26-30	6.50	5.91	5.32	4.73	4.14	3.55	2.95	2.38	1.77	1.18	0.59	0.00
31-35	7.00	6.36	5.73	5.09	4.45	3.82	3.18	2.55	1.91	1.27	0.64	0.00
36-40	7.75	7.05	6.34	5.84	4.93	4.23	3.52	2.82	2.11	1.41	0.70	0.00
41-45	8.75	7.95	7.16	6.36	5.57	4.77	3.98	3.18	2.39	1.59	0.80	0.00
46-50	10.00	9.09	8.18	7.27	6.36	5.45	4.55	3.64	2.73	1.82	0.91	0.00
51-55	11.50	10.45	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00
56-60	13.75	12.50	11.25	10.00	8.75	7.50	6.25	5.00	3.75	2.50	1.25	0.00
61-65	16.75	15.23	13.70	12.18	10.66	9.14	7.61	6.09	4.57	3.05	1.52	0.00
66-70	20.75	18.86	16.98	15.09	13.20	11.32	9.43	7.55	5.66	3.77	1.89	0.00
71-75	26.00	23.64	21.27	18.91	16.55	14.18	11.62	9.45	7.09	4.73	2.36	0.00

Note that these rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of face amount at the beginning of the year to $6.36 per $1,000 of face amount at the end of the year.

     Although the surrender charge (as a percentage of face amount) increases with the insured’s issue age, the surrender charge as a percentage of premiums could actually decrease as the insured’s issue age increases. This occurs because the premiums required for a specified face amount are higher for an insured with an older issue age than for an insured with a younger issue age. This means that for the same premium an older insured’s policy is likely to have a lower face amount. Therefore the surrender charge for an insured with an older issue age could actually represent a lower portion of the premiums than it does for an insured with younger issue age.

Partial Surrender Charge

     A partial surrender charge equal to (a) the lesser of $25 or 2% of the partial surrender amount, plus (b) a portion of the surrender charge, will apply to each partial surrender. The portion of the surrender charge is (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect. This charge will be deducted from your policy value along with the partial surrender amount. (See “Partial Surrenders.”)

Cost of Insurance

     The cost of insurance charge is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly anniversary to monthly anniversary. Your policy’s data page will indicate the maximum monthly cost of insurance charge per $1,000 of net amount at risk applicable to your policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

(a)	is the cost of insurance rate divided by 1,000;
(b)	is the death benefit at the beginning of the policy month divided by 1.0032737; and
(c)	is the policy value at the beginning of the policy month.

     The amount by which (b) exceeds (c) is called the net amount at risk and will be affected by investment performance, partial surrenders and charges.

     The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge and cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges.

     The cost of insurance rate is the rate applied to the insurance amount (the net amount at risk) to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured’s attained age, sex, applicable risk class as well as the duration of the policy and other factors. We currently place insureds in the following risk classes (available for male or female) when we issue the policy, or approve an increase in the face amount, based on our underwriting:

•	Preferred;

•	Standard Non-Tobacco;

•	Standard Tobacco;

•	Substandard Non-Tobacco; and

•	Substandard Tobacco.

Cost of insurance rates are lowest for the preferred risk class and highest for the substandard tobacco class.

     The original risk class applies to the policy’s initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured’s circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the face amount, the policy value will be considered a part of the initial face amount when the charge is calculated. If the policy value exceeds the initial face amount, the excess will be considered part of the increases in face amount in the order of the increases.

     We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes.

Other Charges

     In most cases, there is an additional charge for each rider that you elect. See “Supplemental Benefits and Riders” below.

     For a description of the investment advisory fees and other expenses incurred by the portfolios, see the “Fee Tables” of this prospectus and the prospectus for Ivy Funds Variable Insurance Portfolios.

     In addition, certain underlying mutual fund portfolios may impose a redemption fee of up to 2% of the amount of portfolio shares redeemed in connection with transfers or for other reasons. The underlying mutual funds would determine whether to impose a redemption fee, when it would apply, and the percentage. However, we may be required to administer and implement a mutual fund portfolio’s redemption fee. If so, any applicable redemption fee will be deducted from your policy value. Any redemption fee that is imposed would go into the applicable portfolio, and would not go to us or the portfolio manager.

Supplemental Benefits and Riders

     Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or our Administrative Office for a complete list of the supplemental benefits available. The terms and conditions of each supplemental rider are specified in the applicable rider itself; the following are only brief, general summaries.

     Accelerated Death Benefit Rider. This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid. The maximum benefit available is the lesser of 75% of the policy death benefit or $250,000. Exercise of this rider will reduce the other benefits under the policy under a formula set forth in the rider. Issue age is 0-75.

     Accidental Death Benefit Rider. This benefit will be paid if the insured dies as a result of an accident before age 70. The cost of insurance for this rider is $0.10 per $1,000 of rider coverage amount per month. Issue age is 5-60.

     Children’s Term Insurance Rider. This benefit allows you to add death benefit coverage for your children. The rider provides from $1,000 to $10,000 term insurance on each child. Coverage is available until the earliest of the child’s age 25, primary insured’s age 65, or upon death of the primary insured. Coverage may be converted to permanent insurance for an amount up to five times the amount of insurance provided by this rider. There is an additional charge for this rider. The cost of insurance for this rider is $1.00 per $1,000 of rider coverage amount per month. This rider is subject to satisfactory evidence of insurability. Issue ages 14 days to 21 years of age.

     Additional Insured Term Insurance Rider. This benefit allows you to provide for death benefits on up to five family members (spouse and/or children). The oldest individual must be the primary insured. This rider provides term insurance coverage on each additional insured until the policy anniversary coinciding with or next following the additional insured’s 99th birthday. Coverage may be converted through age 75. Cost of insurance rates vary based on the attained age, sex, and risk class of each insured. The additional insured must provide evidence of insurability satisfactory to us to be insured under this rider. The minimum issue amount is $50,000. Issue age is 0-75.

     Disability Waiver of Monthly Deduction Rider. The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy’s effective date and prior to age 60. The waiver continues as long as total disability continues. The rider ends at the insured’s age 60, except for any benefits resulting from total disability which began prior to age 60. Cost of insurance rates for this rider are based on the attained age of the insured. Issue age is 15-55.

Tax Considerations

The following discussion of the federal income tax treatment of the policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the policy. The state and local tax consequences with respect to your policy may be different than the federal tax consequences. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any policy or of any transaction involving a policy.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life’s federal taxes are increased in respect of the policies because of the federal tax law’s treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the sub-accounts or the policy’s policy value. However, Protective Life does deduct a premium expense charge from each premium payment in all policy years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the policy values of a policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the policy. Protective Life will promptly notify the owner of any such charge.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

Taxation of Insurance Policies

Tax Status of the Policies. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Protective Life believes that the policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the policy values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary’s gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured’s death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Protective Life, rather than the owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified”. If the Variable Account fails to comply with these diversification standards, the policy will not be treated as a life insurance contract for federal income tax purposes and the owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Ivy Funds Variable Insurance Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the policy as necessary to attempt to prevent owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit proceeds payable from a policy by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit proceeds being taxable.

If the death benefit proceeds are not received in a lump sum and are, instead, applied under either payment options 1 (fixed amount), 2 (fixed period), or 3 (life income), generally payments will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary’s income and amounts attributable to interest (accruing after the insured’s death) which will be includible in the beneficiary’s income. If the death benefit proceeds are applied under payment option 4 (proceeds left at interest), the interest credited will be currently includible in the beneficiary’s income.

Accelerated death benefits paid under this policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in an owner’s policy value is generally not taxable to the owner unless amounts are received (or are deemed to be received) from the policy prior to the insured’s death. If there is a surrender of the policy, an amount equal to the excess of the amount received over the “investment in the contract” will generally be includible in the owner’s income. The “investment in the contract” generally is the aggregate premiums paid less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the policy constitute income to the owner depends, in part, upon whether the policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.

Policies Not Owned by Individuals

In the case of policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a policy, should consult a tax advisor.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally. If the policy is not a MEC (described below), the amount of any withdrawal from the policy generally will be treated first as non-taxable recovery of premium and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 policy Years. As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, a change from one death benefit option to the other, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If a policy is not classified as a MEC, a loan received under the policy generally will be treated as indebtedness of the owner. As a result, no part of any loan under a policy will constitute income to the owner so long as the policy remains in force. However in those situations where the interest rate credited to the loaned amount equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the owner’s income. Also, there is uncertainty regarding the tax treatment of loans where the policy has not lapsed due to operation of a lapse protection feature, including the death benefit guarantee.

Generally, interest paid on any loans under this policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. In the case of interest paid in connection with a loan with respect to a policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as “systematic borrowing” within the meaning of the tax law. A “key person” is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this policy.

Policies That Are MECs

Characterization of a Policy as a MEC. In general, a policy will be considered a MEC for federal income tax purposes if (1) the policy is received in exchange for a life insurance contract that was a MEC, or (2) the policy is entered into on or after June 21, 1988 and premiums are paid into the policy more rapidly than the rate defined by a “7-Pay Test”. This test generally provides that a policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the policy at any time during the 1st 7 policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the policies and will attempt to notify owners on a timely basis if a policy is in jeopardy of becoming a MEC. The policy owner may then request that Protective Life take whatever steps are available to avoid treating the policy as a MEC, if that is desired.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the contract. The amount of any policy loan plus accrued, but unpaid interest, will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption “Policies That Are Not MECs” also applies to policies which are MECs.

If the owner assigns or pledges any portion of the policy value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a policy treated as a MEC, an owner should consult a tax advisor.

Penalty Tax. Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal such as a loan, assignment, or pledge) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the owner attains age 59½, (2) because the owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the owner (or the joint lives or life expectancies of the owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies. All life insurance contracts which are treated as MECs and which are purchased by the same person from the same life insurance company or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues

The IRS could determine that an owner is in constructive receipt of the policy value if the policy value equals the death benefit, which can occur in some instances where the insured is age 100 and elects to continue the policy. If the owner was determined to be in constructive receipt of the policy value, an amount equal to the excess of the policy value over the investment in the contract could be includible in the owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract or a long term care contract. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035 of the Code, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law

Protective Life believes that the maximum amount of premiums it has determined for the policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

Other Considerations

Changing the owner, exchanging the policy, changing from one death benefit option to another, adding or cancelling supplemental benefits and other changes under the policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your policy. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

Life Insurance Purchases by Employers

In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a new Medicare hospital insurance tax of 3.8% will apply to some types of investment income. While final regulations have not been issued, it appears that this tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option, or (2) the proceeds of any sale of the Policy. This new tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Federal Income Tax Withholding

In General

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a policy unless the owner notifies Protective Life in writing and such notice is received in good order at our Administrative Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The owner may also be required to pay penalties under the estimated tax rules if the owner’s withholding and estimated tax payments are insufficient to satisfy the owner’s tax liability.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to distributions from a Policy.

FATCA Withholding

If the payee of a distribution (including the Death Benefit) from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

Sale of the Policies

     Investment Distributors, Inc. (“IDI”), 2801 Highway 280 South, Birmingham, Alabama, 35223, is the principal underwriter (as defined under Federal securities laws and regulations) of the policies since July 1, 2012. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

     To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the surrender charge;

•	the mortality and expense risk charge;

•	the cost of insurance charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

     Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

State Variations

     The prospectus and Statement of Additional Information provide a general description of the policy. Certain provisions of your policy may be different from the general description in this prospectus because of legal requirements in your state. Your actual policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Administrative Office for specific information.

Legal Proceedings

     Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Investment Distributors, Inc.’s, Protective Life’s or the Variable Account’s financial position.

Financial Statements

     Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Administrative Office.

Glossary
Administrative Office	Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330
Attained Age	The age of the insured on his or her last birthday at the beginning of each policy year.
Business Day	Each day that the New York Stock Exchange is open for regular trading and our
Administrative Office is open for business. The close of regular trading on the New York
Stock Exchange usually is 4:00 p.m. Eastern Time.
Cash Surrender Value	Policy value less any applicable surrender charges.
Death Benefit	The amount of insurance payable to the beneficiary on the death of the insured.
Death Benefit Option	One of two options under the policy that is used to determine the amount of the death benefit.
Fixed Account	A part of our general account. The general account consists of all of our assets other than those in any separate account.
Fixed Account Value	The policy value in the fixed account.
Loan Balance	The sum of all outstanding loans including principal and interest.
Maturity Date	Policy anniversary on or next following the insured’s 100th birthday.
Minimum Monthly	For any policy month during the death benefit guarantee period, the minimum amount of
Premium	premium required to keep the death benefit guarantee in effect.
Monthly Anniversary	The same day each month as the policy’s effective date. If the monthly anniversary falls on a date other than a business day, the next following business day will be deemed the monthly anniversary.
Net Cash SurrenderValue Cash surrender value less any loan balance.
Net Premium	The premium received less the premium expense charge.
Partial Surrender	A request to withdraw a portion of the net cash surrender value. A partial surrender will be subject to a surrender charge.
Policy Anniversary	The same day and month as the policy’s effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
Policy’s Effective Date	The date from which policy anniversaries and policy years are determined. Your policy’s effective date is shown in your policy.
Policy Loan	A request to borrow a portion of the net cash surrender value.
Policy Month	The first policy month starts on the policy’s effective date. Subsequent policy months start on each monthly anniversary.
Policy Value	The sum of the variable account value and the fixed account value.
Variable Account Value	The sum of the values of the variable investment divisions under your policy.
We, Us, or Protective	Protective Life Insurance Company.
Life
You and Your	The policy owner.

Statement of Additional Information Table of Contents

Additional Policy Information.	3
The Contract.	3
Incontestability	3
Misstatement of Age or Sex	3
Suicide Exclusion.	3
Assignment and Change of Owner	3
Paid-Up Insurance Option	3
Dividends	4
Valuation of Units	4
Reduction in Charges for Certain Groups	4
Other Information	5
Underwriters.	5
Experts	5
Potential Conflicts of Interest.	6
Reports to Owners	6
Legal Matters	6
Additional Information	7
Financial Statements	7

     The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on page 44 of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call 1-(800) 456-6330 or write to us at our Administrative Office.

     The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-8209